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                                                                 EXHIBIT 10.5.16



                                    GUARANTY


         THIS GUARANTY is made as of the 30th day of January, 1997 by ROBERTS REALTY INVESTORS, INC., a Georgia corporation ("Guarantor") in favor of NATIONWIDE LIFE INSURANCE COMPANY ("Nationwide") and WEST COAST LIFE INSURANCE COMPANY ("West Coast") (Nationwide and West Coast being collectively referred to herein as "Lender").


                      ARTICLE I - BACKGROUND AND AGREEMENT

         1.01 Background. Lender has agreed to make a loan (the "Loan") in the aggregate principal amount of $6,420,000 to Roberts Properties Residential, L.P., a Georgia limited partnership ("Borrower") evidenced by (a) that certain Real Estate Note "A" (the "Nationwide Note") of even date herewith in favor of Nationwide in the principal amount of $5,670,000, and (b) that certain Real Estate Note "B" (the "West Coast Note") of even date herewith in favor of West Coast in the principal amount of $750,000 (the Nationwide Note and the West Coast Note being collectively referred to hereafter as the "Note" (the "Note") secured by, among other things, that certain deed to secure debt and security agreement (the "Security Instrument") from Borrower to Lender, dated of even date herewith and to be recorded in the Gwinnett County, Georgia records (the Note, the Security Instrument, and any and all other documents or instruments evidencing, securing or otherwise relating to the indebtedness evidenced by the Note are hereinafter collectively referred to as the "Loan Documents"). Since Guarantor is the sole general partner of Borrower, the Loan will be of direct interest and advantage to Guarantor; and a condition to the making of the Loan is the delivery of this Guaranty to Lender.

         1.02 Statement of Agreement. For and in consideration of the sum of $10.00 and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Guarantor, and for the purpose of seeking to induce Lender to extend credit to Borrower, Guarantor does hereby make the following guarantees to and agreements with Lender.


                            ARTICLE II - GUARANTEES

         2.01 Guaranty of Payment. Guarantor does hereby unconditionally guarantee to Lender the full and prompt payment of the Note when due, whether by acceleration or otherwise, with such interest as may accrue thereon and such prepayment premiums and other charges as may be due in connection therewith, either before or after maturity thereof.

         2.02 Guaranty of Performance. Guarantor does hereby unconditionally guarantee to Lender the full and prompt payment and performance of any and all obligations whatsoever of Borrower and all other parties to Lender under the terms of the Loan Documents, whether such obligations now exist or arise hereafter.

         2.03 Guarantor Obligations. Guarantor does hereby agree that if the Note is not paid by Borrower in accordance with its terms for any reason whatsoever, or if any and all sums which are now or may hereafter become due from Borrower to Lender under the Loan Documents are not paid by Borrower in accordance with their terms for any reason whatsoever, Guarantor will immediately make such payments. Guarantor further agrees to pay Lender all expenses (including, without limitation, reasonable attorneys' fees) paid or incurred by Lender in endeavoring to collect all or any portion of the indebtedness evidenced by the Note, to enforce any other obligations guaranteed hereby, or to enforce this Guaranty.





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         2.04    Loan Documents.  The provisions of this Guaranty shall extend and be applicable to all renewals, replacements, amendments, extensions, consolidations and modifications of the Loan Documents, and any and all references herein to the Loan Documents or any of them shall be deemed to include any such renewals, replacements, amendments, extensions, consolidations or modifications thereof.


                    ARTICLE III - AGREEMENTS AND WARRANTIES

         3.01 Consents. Guarantor hereby consents and agrees that Lender may at any time, and from time to time, without notice to or further consent from Guarantor, either with or without consideration: release and surrender any property or other security of any kind or nature whatsoever now or hereafter held by it or by any person or entity on its behalf or for its account, securing any indebtedness or liability hereby guaranteed (the "Collateral"); substitute for any Collateral held by or on behalf of Lender other collateral of like kind, or of any kind; make overadvances or increase the amount of the Loan; agree to modify the terms of any one or more of the Loan Documents; extend or renew the Note for any period; grant releases, compromises and indulgences with respect to any one or more of the Loan Documents and to any persons or entities now or hereafter liable thereunder or hereunder; release any other guarantor or endorser of or other person or entity liable upon the Note or any other of the Loan Documents; or take or fail to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents or any Collateral, nor any course of dealing with Borrower or any other person, shall limit, impair or release Guarantor's obligations hereunder, affect this Guaranty in any way or afford Guarantor any recourse against Lender. Nothing contained in this section shall be construed to require Lender to take or refrain from taking any action referred to herein.

         3.02 Subordination. Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to all indebtedness of Borrower to Lender, and agrees with Lender that Guarantor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Guarantor's obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the Collateral.

         3.03 Waiver of Defenses. Guarantor hereby waives and agrees not to assert or take advantage of any defense based upon: (a) any incapacity, lack of authority, death or disability of Guarantor or any other person or entity; (b) any failure of Lender to commence an action against Borrower or any other person or entity (including, without limitation, other guarantors, if any) , or to file or enforce a claim against the estate (either in administration, bankruptcy, or any other proceeding) of Borrower or any other person or entity, whether or not demand is made upon Lender to file or enforce such claim; (c) any failure of Lender to give notice of the existence, creation or incurring of any new or additional indebtedness or other obligation or of any action or nonaction on the part of any other person or entity, in connection with the Loan Documents or any obligation hereby guaranteed; (d) any failure on the part of Lender to ascertain the extent or nature of the Collateral or any insurance or other rights with respect thereto, or the liability of any party liable for the Loan Documents or the obligations evidenced or secured thereby, or any failure on the part of Lender to disclose to Guarantor any facts it may now or hereafter know regarding Borrower, the Collateral, or such other parties; (e) any lack of acceptance or notice of acceptance of this Guaranty by Lender; (f) any lack of presentment, demand, protest, or notice of demand, protest or nonpayment with respect to any indebtedness or obligations under any of the Loan Documents; (g) any lack of notice of disposition or of manner of disposition of any Collateral; (h) any lack of other notices to which Guarantor might otherwise be entitled; (i) failure to properly record any document or any other lack of due diligence by Lender in creating or perfecting a security interest in or collection, protection or realization upon any Collateral or in obtaining reimbursement or performance from any person or entity now or hereafter liable for the Loan Documents or any obligation secured thereby; (j) any invalidity, irregularity or





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unenforceability, in whole or in part, of any one or more of the Loan
Documents; (k) the inaccuracy of any representation or other provision contained in any Loan Document; (1) any sale or assignment of the Loan Documents, in whole or in part; (m) any sale or assignment by Borrower of the Collateral, or any portion thereof , whether or not consented to by Lender; (n) any lack of commercial reasonableness in dealing with Collateral; (o) any deficiencies in the Collateral or any deficiency in the ability of Lender to collect or obtain performance from any persons or entities now or hereafter liable for the payment or performance of any obligation hereby guaranteed; (p) an assertion or claim that the automatic stay provided by 11 U.S.C. Section 362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower), or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter acquired, which Lender may have against Guarantor or the Collateral; (q) any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and (r) any action, occurrence, event or matter consented to by Guarantor under Section 3.01 hereof, under any other provision hereof, or otherwise.

         3.04 Liability of Guarantor. This is a guaranty of payment and performance and not of collection. The liability of Guarantor under this Guaranty shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Borrower or any other person (including, without limitation, other guarantors, if any), nor against the Collateral. Guarantor waives any right to require that an action be brought against Borrower or any other person or to require that resort be had to any Collateral or to any balance of any deposit account or credit on the books of Lender in favor of Borrower or any other person. In the event that, on account of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, Borrower shall be relieved of or fail to incur any debt, obligation or liability as provided in the Loan Documents, Guarantor shall nevertheless be fully liable therefor. In the event of a default under the Loan Documents, Lender shall have the right to enforce its rights, powers and remedies (including, without limitation, foreclosure of all or any portion of the Collateral) thereunder or hereunder, in any order, and all rights, powers and remedies available to Lender in such event shall be nonexclusive and cumulative of all other rights, powers and remedies provided thereunder or hereunder or by law or in equity. If the indebtedness guaranteed hereby is partially paid by reason of the election of Lender to pursue any of the remedies available to Lender, or is otherwise partially paid, this Guaranty shall nevertheless remain in full force and effect, and Guarantor shall remain liable for the entire remaining unpaid balance of the indebtedness guaranteed hereby, even though any rights which Guarantor may have against Borrower may be destroyed or diminished by the exercise of any such remedy. Guarantor covenants and agrees that, upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, Guarantor shall not seek or cause Borrower or any other person or entity to seek a supplemental stay or other relief, whether injunctive or otherwise, pursuant to 11 U.S.C. Section 105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Guarantor or the Collateral by virtue of this Guaranty or otherwise. No exculpatory or similar provision of the Loan Documents which limits, or relieves Borrower from, any personal or direct liability of Borrower under the Loan Documents shall limit or relieve Guarantor from any such liability, it being the intention of the parties hereto that Guarantor be liable for all obligations of the Borrower under any provision of the Loan Documents notwithstanding any such exculpatory or similar provision. The obligations of Guarantor





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and the rights of Lender hereunder are in addition to the obligations of
Guarantor and the rights of Lender under any other guaranty, indemnity or other agreement given by Guarantor to Lender in connection with the Loan, and payments made hereunder shall not reduce the liabilities and obligations of Guarantor under any other such guaranty, indemnity or other agreement.

         3.05    [RESERVED].

         3.06 Application of Payments. Guarantor hereby authorizes Lender, without notice to Guarantor, to apply all payments and credits received from Borrower or from Guarantor for the Loan or realized from any security to the indebtedness, obligations and undertakings of Borrower in connection with the Loan (whether or not the same are the subject of this Guaranty) in the manner set forth in the Loan Documents.

         3.07 Financial Statements. Guarantor acknowledges that the Loan Documents require that Borrower provide or cause to be provided to Lender certain financial statements of Guarantor. Guarantor hereby agrees to provide to Lender all such financial statements in such form and at such times as is required under the provisions of the Loan Documents.

         3.08 Warranties. Guarantor warrants and represents (a) that the execution and delivery of this Guaranty do not violate or constitute a breach of any agreement to which Guarantor is a party or any applicable laws, and (b) that there is no litigation, claim, action or proceeding, pending or threatened against Guarantor which would adversely affect the financial condition of Guarantor or the ability of Guarantor to fulfill all obligations of Guarantor hereunder, and (c) that all financial statements heretofore delivered by Guarantor to Lender are true and correct in all respects as of the date thereof, and no material change has occurred in the financial condition of Guarantor since the date thereof.

         3.09 Condition of Borrower. Guarantor warrants and represents that Guarantor is fully aware of the financial condition of Borrower and is executing and delivering this Guaranty based solely upon Guarantor's own independent investigation of all matters pertinent hereto, and that Guarantor is not relying in any manner upon any representation or statement of Lender. Guarantor warrants, represents and agrees that Guarantor is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning the financial condition of Borrower and any other matter pertinent hereto, and that Guarantor is not relying upon Lender to furnish, and shall have no right to require Lender to obtain or disclose, any information with respect to the indebtedness or obligations guaranteed hereby, the financial condition or character of Borrower or the ability of Borrower to pay the indebtedness or perform the obligations guaranteed hereby, the existence of any collateral or security for any or all of such indebtedness or obligations, the existence or nonexistence of any other guaranties of all or any part of such indebtedness or obligations, any actions or non-action on the part of Lender, Borrower or any other person or entity, or any other matter, fact or occurrence whatsoever. By executing this Guaranty, Guarantor acknowledges and knowingly accepts the full range of risks encompassed within a contract of guaranty.


                        ARTICLE IV - GENERAL CONDITIONS

         4.01 Service of Process. Guarantor hereby (a) submits to personal jurisdiction in the State of Georgia for the enforcement of this Guaranty, and
(b) waives any and all rights under the law of any state to object to jurisdiction within the State of Georgia for the purposes of litigation to enforce this Guaranty. Nothing contained herein, however, shall prevent Lender from bringing any action or exercising any rights against any security or against Guarantor personally, or against any property of Guarantor, within any other state. Initiating such proceeding or taking such action in any other state shall in no event constitute a waiver of the agreement contained herein that the law of the State of





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Georgia shall govern the rights and obligations of Guarantor and Lender hereunder or of the submission herein made by Guarantor to personal jurisdiction within the State of Georgia.

         4.02 Waiver of Rights. Guarantor hereby waives and renounces, to the fullest extent permitted by law, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, exemption and homestead now or hereafter provided by the Constitution and laws of the United States of America and of each state thereof, both as to itself and in and to all of its property, real and personal, against the enforcement and collection of the obligations evidenced by this Guaranty.

         4.03 Communications. Unless and except as otherwise specifically provided herein, any and all notices, elections, approvals, consents, demands, requests and responses thereto ("Communications") permitted or required to be given under this Guaranty shall be in writing, signed by or on behalf of the party giving the same, and shall be deemed to have been properly given and shall be effective upon the earlier of receipt thereof or deposit thereof in the United States mail, postage prepaid, certified with return receipt requested, to the other party at the address of such other party set forth hereinbelow or at such other address within the continental United States as such other party may designate by notice specifically designated as a notice of change of address and given in accordance herewith; provided, however, that the time period in which a response to any communication must be given shall commence on the date of receipt thereof; and provided further that no notice of change of address shall be effective with respect to Communications sent prior to the time of receipt thereof. Receipt of Communications under this Guaranty shall occur upon actual delivery (whether by mail, telecopy transmission, messenger, courier service, or otherwise) to any person who is Guarantor or an officer or general partner of Guarantor at any location where such person may be found, or to an officer, partner, agent or employee of Guarantor or Lender, at the address of such party set forth hereinbelow, subject to change as provided hereinabove. An attempted delivery in accordance with the foregoing, acceptance of which is refused or rejected, shall be deemed to be and shall constitute receipt; and an attempted delivery in accordance with the foregoing by mail, messenger, or courier service (whichever is chosen by the sender) which is not completed because of changed address of which no notice was received by the sender in accordance with this provision prior to the sending of the communication shall also be deemed to be and constitute receipt. Any Communication, if given to Lender, must be addressed as follows, subject to change as provided hereinabove:

                 West Coast Life Insurance Company
                 c/o Nationwide Life Insurance Company
                 One Nationwide Plaza
                 Columbus, Ohio  43215-2220
                 Attn:  Real Estate Investments

                 Nationwide Life Insurance Company
                 One Nationwide Plaza
                 Columbus, Ohio  43215-2220
                 Attn:  Real Estate Investments

and, if given to Guarantor, must be addressed as follows, subject to change as provided hereinabove:

                 Roberts Realty Investors, Inc.
                 8010 Roswell Road
                 Suite 120
                 Atlanta, Georgia  30350
                 Attn:  Charles S. Roberts





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         4.04    Irrevocability and Revival.  This Guaranty shall be
irrevocable by Guarantor and, subject to paragraph 4.08 below, shall remain in effect until all indebtedness guaranteed hereby has been completely repaid, until Lender has no further obligation to make future advances under any of the Loan Documents, and until all obligations and undertakings of Borrower under, by reason of, or pursuant to the Loan Documents have been completely performed, including obligations which survive repayment of the Loan or realization upon the Collateral. Unless this Guaranty has terminated in accordance with paragraph 4.08 below, this Guaranty shall continue to be effective or be revived and reinstated, as the case may be, in the event that any payment received by Lender of any of the indebtedness guaranteed hereby is returned or rescinded by reason of any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief of debtors or for any other reason.

         4.05 Limit of Validity. If from any circumstances whatsoever fulfillment of any provisions of this Guaranty, at the time performance of such provision shall be due, shall involve transcending the limit of validity presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this Guaranty that is in excess of the current limit of such validity, but such obligation shall be fulfilled to the limit of such validity. The provisions of this section shall control every other provision of this Guaranty.

         4.06 Applicable Law. This Guaranty shall be interpreted, construed and enforced according to the laws of the State of Georgia.

         4.07 Miscellaneous. This Guaranty may not be changed orally, and no obligation of Guarantor can be released or waived by Lender or any officer or agent of Lender, except by a writing signed by a duly authorized officer of Lender. The provisions of this Guaranty shall be binding upon Guarantor and the heirs, executors, legal representatives, successors, successors-in-title and assigns of Guarantor and shall inure to the benefit of Lender, the heirs, executors, legal representatives, successors, successors-in-title and assigns of Lender. This Guaranty shall in no event be impaired by any change which may arise by reason of the death of Borrower or Guarantor, if individuals, or by reason of the dissolution of Borrower or Guarantor, if Borrower or Guarantor is a corporation or partnership. Guarantor has executed this Guaranty individually and not as a partner of Borrower or any other guarantor. The Guaranty is assignable by Lender, and any full or partial assignment hereof by Lender shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Lender and so assigned by Lender. Guarantor expressly waives notice of transfer or assignment of this Guaranty and acknowledges that the failure by Lender to give any such notice shall not affect the liabilities of Guarantor hereunder. All personal pronouns used herein, whether used in the masculine, feminine or neuter gender, shall include all other genders; and the singular shall include the plural and vice versa. Titles of articles and sections are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions hereof. If Guarantor is a partnership, all of the provisions hereof referring to Guarantor shall be construed to apply to each of the general partners of Guarantor and of any and all further tiers of general partners in the structure of Guarantor. This Guaranty contains the entire agreement between Guarantor and Lender relating to the guarantying of the Loan by Guarantor and supersedes entirely any and all prior written or oral agreements with respect thereto; and Guarantor and Lender acknowledge that there are no contemporaneous oral agreements with respect to the subject matter hereof. The phrase "reasonable attorneys' fees" as used in this Guaranty shall have the same meaning as ascribed thereto in the section of the Note entitled "Miscellaneous."

         4.08 Termination of Guaranty. Provided there is then no default or event of default under any of the Loan Documents, or event or circumstance which with the giving of notice, passage of time, or both, would constitute a default or event of default under any of the Loan Documents, upon written request Lender will release this Guaranty and





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this Guaranty shall terminate if at such time the "Net Operating Income" (as hereafter defined) generated by the "Property" (as hereafter defined) is at least equal to one hundred and twenty-five percent (125%) of the annual debt service payments due under the terms of the Loan Documents for a period of at least three (3) consecutive calendar months. For purposes of this paragraph 4.08, "Net Operating Income" shall mean the "Rents" (as hereafter defined) minus the "Operating Expenses" (as hereafter defined). For purposes of this paragraph 4.08, the following terms shall have the following meanings:

         A. "Rents" means the annualized rents and expense reimbursements (if any) to be received from tenants of the Property pursuant to leases approved by Lender (unless Lender's approval of any of such leases is not required in accordance with paragraph 12 of the Security Instrument) where the tenants are actually paying rent (i.e., any free rent periods must have expired) and such tenants are actually in occupancy.

         B. "Operating Expenses" means the greater of (i) the annualized expenses of operating and maintaining the Property which shall include, without limitation, a management fee equal to four percent (4%) of the annualized Rents, or (ii) $494,632. For purposes of calculating Operating Expenses, property tax expenses shall be calculated assuming that all improvements to be built pursuant to plans and specifications delivered to Lender in connection with the Loan have been completed and fully assessed and using the most recent tax rate available (whether certified or not).

         C. "Property" means the land described on Exhibit A to the Security Instrument together with all buildings and improvements constructed thereon or to be constructed thereon pursuant to plans and specifications delivered to Lender in connection with the Loan and together with all appurtenances thereto.

Items to be included in the calculation of Rents and Operating Expenses shall be as reasonably determined by Lender. At any time that request is made for a release of this Guaranty, Guarantor shall deliver, or cause to be delivered, to Lender such information as Lender may request with respect thereto including, without limitation, (i) a current rent roll certified to be true and correct by Borrower, (ii) if requested by Lender, true and complete copies of all fully executed leases which are being used to satisfy the criteria for release, (iii) unconditional certificates of occupancy for any completed buildings if not previously delivered, (iv) actual operating statements for the Property identifying all expenses of operating and maintaining the Property.





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         IN WITNESS WHEREOF, Guarantor has executed this Guaranty under seal as of the date first above written.

                                                            GUARANTOR
Signed, sealed and delivered                       ROBERTS REALTY INVESTORS,
in the presence of:                                INC., a Georgia corporation

/s/ Charles R. Elliott
----------------------
Witness                                            By: /s/ Charles S. Roberts
                                                      -----------------------
                                                       Charles S. Roberts,
                                                        President

                                                          [CORPORATE SEAL]





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